SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange
                            Act of 1934


             Date of Report (Date of earliest event reported):

                         December 13, 1996



                       RIGGS NATIONAL CORPORATION
              ____________________________________________
            (Exact name of Registrant as specified in Charter)



            Delaware                 0-9756           52-1217953
   ____________________________    ___________    _____________________
   (State or other jurisdiction    (Commission       (IRS Employer
      of incorporation)            File Number)   Identification Number)



             1503 Pennsylvania Avenue, N.W., Washington, D.C.  20005
             _______________________________________________________
                  (Address of principal executive offices)


Registrant's telephone number, including area code: (301) 887-6000
                                                   ________________






Item 5.     Other Events

     On December 13, 1996, Riggs Capital, a wholly owned subsidiary of Riggs National Corporation, announced that it sold, at par, 150,000 shares of redeemable trust preferred securities, par value of $1,000, for a total of $150 million. These securities have an annual dividend rate of 8.625 percent, payable semiannually, beginning in June 1997.


Item 7.     Financial Statements And Exhibits

     The following exhibits are filed as part of this Form 8-K:

Exhibit No.                             Description
___________                            _____________

      99                    Press release, dated December 13, 1996.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




 Date:  December 13, 1996                            /s/ John L. Davis
        _________________                         _______________________
                                                       John L. Davis
                                                  Chief Financial Officer
                                                  (Principal Financial and
                                                     Accounting Officer)







Index To Exhibits
__________________



Exhibit No.                                   Description
___________                                _________________

    99 Press release, issued December 13, 1996, relating to Riggs Capital, a wholly owned subsidiary of Riggs National Corporation, which sold, at par, 150,000 shares of redeemable trust preferred securities, for a total of $150 million.